Exhibit 10.1

                              EMPLOYMENT AGREEMENT
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This EMPLOYMENT AGREEMENT (this "Agreement") is made as of September 1, 2006, by
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and  between  Trinity  Learning Corporation, a Utah corporation (the "Company"),
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and  Dennis  J. Cagan, an individual (the "Executive").  Certain definitions are
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set  forth  in  Section  4  of  this  Agreement.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.     Employment.
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(A)     Position  and  Duties.  The  Company  agrees  to  employ  Executive  and
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Executive accepts such employment for the period beginning as of the date hereof and  ending  upon  termination  pursuant to Section 1(c) hereof (the "Employment
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Period").  Executive shall serve as President and Chief Executive Officer of the
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Company  and  shall  have  all  of  the  duties,  powers  and  responsibilities customarily delegated and assigned therewith, subject to the management and control of the Company's Board of Directors (the "Board").

(B)     Compensation.
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(i)     Salary.  During  the Employment Period, the Company will pay Executive a
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base  salary  (the  "Annual  Base  Salary")  of  $250,000  per  annum  (payable
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semi-monthly)  or  such  other  amount as the Company and Executive may agree to from time to time. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year.

(ii)     Bonus.  Executive shall be eligible to receive cash bonuses as provided
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in the Bonus Plan ("Bonus Plan") attached hereto in Exhibit "A" and incorporated
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herein  by  this  reference.  Set  bonus  to  be  paid  upon  company  achieving profitability. The Bonus Plan is in lieu of any other bonus plans available to Company executives or employees.

(iii)     Benefits.  During the Employment Period, Executive will be entitled to
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such  disability  insurance, health insurance, and other similar benefits as are commensurate for similarly situated employees as determined from time to time by the Board.

(iv) Options to Purchase Shares.  Executive shall be awarded options ("Executive
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Options")  to  purchase  shares  of  the  Company's  common stock as provided in
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Exhibit  "B"  and  incorporated herein by this reference.  The Executive Options
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shall  be governed by a stock option agreement to be executed by the parties and in accordance with the Company's 2002 Stock Plan, as amended (the "Stock Option Plan").


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(C)     Term  and  Termination.  The  Employment  Period  will  commence  on the
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execution  date  hereof and continue until December 31, 2009 (the "Term") unless earlier terminated pursuant to the first to occur of (i) Executive's resignation, death or Disability (as defined in Section 4, below), or (ii) termination by the Company with or without Cause (as defined in Section 4, below). The Term may be extended upon the written agreement of the Company and Executive.

(D)     Severance.
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(i)     Termination  Without  Cause, or for Death or Disability.  If Executive's
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employment  is  terminated  by  the  Company  without  Cause,  or  for  death or
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Disability  prior  to  the end of the Term, then the Company shall pay Executive each month a payment, equal to his monthly salary (based on his Annual Base Salary), for a twelve (12) month period with the first payment beginning one month after the date of termination of employment (the "Severance Payments").
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The  Company  shall also allow Executive to continue participating in all of the
Company's medical, disability and life insurance plans on the same basis as he was participating prior to termination (e.g., if his participation was at the Company's sole expense prior to termination, it will be at the Company's sole expense during the severance period), but only to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. In addition, Executive shall be eligible for payment of any bonuses as provided in the Bonus Plan and be entitled to exercise his Executive Options in accordance with Exhibit "B" and the Stock Option Plan. Any Advisory Agreement between the Company and Executive shall remain in effect in accordance with its terms.

(ii)     Resignation.  If  Executive's  employment  is  terminated  due  to
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Executive's  resignation, then Executive shall be entitled to receive his Annual
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Base  Salary  plus  any  accrued  leave through the date of termination.  All of
Executive's rights to Annual Base Salary and benefits hereunder which accrue or become payable after the date of such termination of the Employment Period shall cease upon such termination. In addition, Executive shall be eligible for payment of any bonuses (earned prior to termination) as provided in the Bonus Plan and be entitled to exercise his Executive Options in accordance with Exhibit "B" and the Stock Option Plan. Any Advisory Agreement between the
Company  and  Executive  shall  remain  in  effect in accordance with its terms.

(iii)     Termination  With  Cause.  If  Executive's employment is terminated by
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the  Company  with Cause, then Executive shall be entitled to receive his Annual
Base Salary through the date of termination. All of Executive's rights to receive any other compensation or benefits from the Company shall cease on the date of termination, including but not limited to any payments under the Bonus
Plan or the exercise of Executive Options or other options granted under the Stock Option Plan.

2.     Confidential  Information.  Executive  acknowledges that the confidential
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or proprietary information, observations and data of the Company obtained by him during the course of his performance under this Agreement concerning the business and affairs of the


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Company  and  its  Affiliates  are  the  property  of  the  Company,  including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Executive becomes aware during the Employment Period. Therefore, Executive agrees that he will not disclose to any unauthorized person outside the ordinary course of business or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to the Company at the termination of the Employment Period, or at any other time the Company may reasonably request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

3.     Noncompetition  and  Nonsolicitation.
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(A)     Noncompetition.  Executive  acknowledges  that  in  the  course  of  his
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employment  with  the  Company  he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special and unique value to the Company. Therefore, Executive agrees that, during the Employment Period and for six months after the payment by the Company of any Severance Payments (the "Noncompete Period"), he
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shall  not  directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business that provides products or services similar or identical to those provided by the Company or any of its Affiliates at the time of such termination.

(B)     Nonsolicitation.  During  the  term  of  the  Employment  Period and the
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Noncompete  Period,  Executive  shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any of its Affiliates to leave the employ of the Company or any of its Affiliates, or in any way interfere with the relationship between the Company or any of its Affiliates and any such employee thereof, (ii) hire or engage, or offer to hire or engage, any employee of the Company or any of its Affiliates, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any of its Affiliates to cease doing business with the Company or such Affiliate, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any of its Affiliates.

(C)     Enforcement.  If,  at  the time of enforcement of Section 2 or 3 of this
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Agreement,  a  court  holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent


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jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

4.     Definitions.
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"Affiliate"  of any particular person or entity means any other person or entity
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controlling,  controlled  by or under common control with such particular person or entity. For purposes of this Agreement, Affiliates of the Company include, without limitation, all subsidiaries of the Company and any companies that it shall hereafter acquire.

"Cause"  means  (i)  the  conviction  of  a  felony  or  a crime involving moral
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turpitude  or  the  commission of any act constituting intentional dishonesty or fraud with respect to the Company or any of its Affiliates or any of their customers or suppliers, (ii) intentional conduct tending to bring the Company or any of its Affiliates into substantial public disgrace or disrepute, (iii) substantial and repeated material failure to perform duties of the office held by Executive as reasonably directed by the Board, and such failure is not cured within 30 days after Executive receives written notice thereof from the Board,
(iv) recklessness or willful misconduct with respect to the Company or any of its Affiliates, or (v) any material breach of Section 2 or 3 of this Agreement.

"Disability"  means the inability, due to illness, accident, injury, physical or
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mental incapacity or other disability, of Executive to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 days (whether or not consecutive) during any 180-day period, as determined in the reasonable judgment of the Board after receipt of competent medical advice.

"Person"  means  an  individual,  a  partnership, a limited liability company, a
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corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

5.     Notices.  All  notices  and  other  communications given or made pursuant
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hereto  shall  be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally or by telecopy or seven (7) days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

If  to  the  Company:
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Trinity  Learning  Corporation
4101  International  Parkway
Carrollton,  TX  75007
Attention:  Board  of  Directors
Telephone:  972  309  4210
Facsimile:  312  329  4350

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If  to  Executive:
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Dennis  J.  Cagan
8605  Forest  Glen  Drive
Irving,  Texas  75063

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

6.     General  Provisions.
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(A)     Severability.  Whenever  possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(B) Complete Agreement. This Agreement, the exhibits attached hereto, those documents expressly referred to herein and other documents executed by the Company and Executive of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(C) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(D) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, and their respective successors and assigns; provided that the rights and obligations of Executive under this Agreement shall not be assignable.

(E) Choice of Law. All questions concerning the construction, validity and interpretation of this Agreement and any exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. Any suit or action brought by the Company or by Executive shall be brought in the State of Texas.

(F) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(G) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Executive.


IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the date first written above.




TRINITY  LEARNING  CORPORATION
     DENNIS  J.  CAGAN

By:  Douglas  Cole

Its:  Vice  Chairman     Employee:

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                                   EXHIBIT "A"

                                   BONUS PLAN


BONUS A: Positive cash flow - $50,000. Earned when monthly cash receipts exceed operating expenses, not including any reduction in past due vendor balances, for any three consecutive months. Payable when company achieves cash flow positive for a three month period, calculation shall include the payment of this bonus.

BONUS B: Financing - $50,000. Earned upon the completion of any financing transaction which yields the Company the availability of a minimum of $5M in new capital in excess of any reduction or replacement of the current obligation to Palisades. This is not limited by any draw-down restrictions.

BONUS C: Revenue growth - One percent (1%) of all profitable revenues received in excess of $7,500,000 in any given quarter. Earned at the end of each calendar quarter where revenues exceed $7,500,000. Payable when company reaches operating profitability and cash flow positive (for a three month period), including payment of this bonus.

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                                   EXHIBIT "B"

                                EXECUTIVE OPTIONS



A grant of options, at market price on the day of grant, equal to 3% of the total fully-diluted equity outstanding on the grant date. Grant should be approved and take effect as soon as reasonably practicable of the closing of the anticipated Laurus financing transaction.

Fully-diluted includes shares outstanding, restricted shares, convertible preferred shares, total warrants outstanding, and total stock options outstanding including all granted options (regardless of vesting) and the entire un-granted option pool (including any increase authorized by the board post closing of any financing transactions completed within the fourth quarter of calendar 2006. (For example, under the proposed Laurus transaction there are 166,976,670 total shares outstanding fully-diluted. If the Company were to add to this a new option pool increase of 42Million or about 20% of the new total, to accommodate new grants to all employees, the new total would then total
208,976,670.  3%  of  that  would  be  6,269,300  options.

Options to vest as follows: 1/3 to vest immediately, and with 1/36 of the balance to vest each month over a 36 month period. There would be 100% vesting of all unvested options on any change of control. In the event that Executive's employment is terminated pursuant to Section 4(d)(i), then Executive shall be entitled to an acceleration of vesting of 1/2 of the remaining unvested options